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                                 SCHEDULE 14A

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14a-6(e)(2))

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             Penederm Incorporated
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[X]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:



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                             PENEDERM INCORPORATED
                               320 LAKESIDE DRIVE
                         FOSTER CITY, CALIFORNIA  94404


                                                              September 15, 1998



                               IMPORTANT REMINDER
                               ------------------


Dear Stockholder:

     We have not yet received your proxy for the Special Meeting to be held on Friday October 2, 1998. No matter how many or how few shares you own, your vote is important.

     At the Special Meeting you will be asked to consider and vote upon a proposal to approve an Agreement and Plan of Merger which provides for Penederm's acquisition by Mylan Laboratories Inc. Your Board of Directors unanimously recommends that you vote FOR the proposal.

     PLEASE TAKE THE TIME TODAY TO SIGN, DATE AND RETURN THE ENCLOSED DUPLICATE PROXY CARD IN THE POSTAGE PAID ENVELOPE AS SOON AS POSSIBLE. If you need another copy of the Proxy Statement or have any questions, please contact the firm of MacKenzie Partners, Inc., which is assisting us with the solicitation of proxies, at (800) 322-2885.

     Your prompt attention to this important matter will save our company additional solicitation expense.


                                Sincerely,

                                /s/ Lloyd H. Malchow

                                Lloyd H. Malchow
                                President and Chief Executive Officer